PLEDGE AGREEMENT


     THIS  PLEDGE  AGREEMENT,  dated  as of  December  11,  1998,  (the  "Pledge
Agreement") among Secore Financial Corporation, a Pennsylvania corporation ("Secore"), Lehman Brothers Holdings Inc., a Delaware corporation, as collateral agent (the "Collateral Agent") on behalf of Secore, Lodgian, Inc., a Georgia corporation ("Lodgian"), as owner of all of the outstanding capital stock of the entities listed on Schedule A, Servico, Inc., a Florida corporation ("Servico"), as owner of all of the outstanding capital stock of the entities listed on Schedule B, Servico Operations Corporation, a Florida corporation ("Servico
Operations"), as owner of all of the capital stock of the entities listed on Schedule C, Sharon Motel Enterprises, Inc., a Pennsylvania corporation ("Sharon"), as owner of all of the outstanding capital stock of the entities listed on Schedule D, KDS Corporation, a Nevada corporation ("KDS"), as owner of all of the outstanding capital stock of the entities listed on Schedule E, AMIOP Acquisition Corp, a Delaware corporation ("AMIOP"), as owner of all of the limited partnership interests in the entities listed on Schedule F, Servico Acquisition Corp., a Florida corporation ("Servico Acquisition"), as owner of all of the general partnership interests in the entities listed on Schedule G, and Palm Beach Motel Enterprises, Inc., a Florida corporation ("Palm Beach"), as owner of all of the general partnership interests in the entities listed on Schedule H (Lodgian, Servico, Servico Operations, Sharon, KDS, AMIOP Servico Acquisition and Palm Beach, each a "Pledgor" and collectively, the "Pledgors").


                             INTRODUCTORY STATEMENTS

     Reference is made to the Loan Agreement (the "Loan Agreement"), dated as of December __, 1998, among Secore and the entities listed on Schedule I hereto (the "Borrowers"), direct or indirect subsidiaries of the Pledgors.

     Each Pledgor is the sole shareholder or a partner in each of the entities corresponding to its name on each of Schedules A, B, C, D, E, F, G and H, which such entities are the direct or indirect parents of the Borrowers. To secure the obligations of the Borrowers under the Loan Agreement, the Pledgors have entered into the Guaranty (the "Guaranty"), dated as of December __, 1998, by the Pledgors in favor of Secore. To secure the obligations of the Pledgors under the Guaranty (the "Pledgor Obligations"), the each Pledgor has agreed to pledge all of its interest as sole shareholder or a partner in each of the entities listed on Schedules A, B, C, D, E, F, G and H (each a "Company" and together, the "Companies") to the Collateral Agent on behalf of Secore, all such interest represented by the stock certificates (or by the percentage ownership of the partnerships) listed on attached Schedules A, B, C, D, E, F, G and H (the "Pledged Shares").

     In consideration of the premises and of the agreements herein contained, each Pledgor, Secore and the Collateral Agent agree as follows:

     Section 1. Definitions. Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Loan Agreement, or if not


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defined therein, as defined in the Guaranty.

     "Lien" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

     Section 2. Pledge of Stock and Grant of Security Interest. As security for the full and complete performance of all of the Pledgor Obligations, each Pledgor hereby delivers, pledges and assigns to the Collateral Agent on behalf of Secore, and grants in favor of the Collateral Agent on behalf of Secore, a first priority security interest in all of such Pledgor's right, title and interest in and to the Pledged Shares of the Companies of which it is an owner together with all of such Pledgor's rights and privileges with respect thereto, all proceeds, income and profits thereof and all property received in exchange thereof or in substitution therefor (the "Collateral").

     Section 3. Stock Dividends, Options, or Other Adjustments. Until the date on which all amounts owing under the Loan Agreement shall have been indefeasibly paid in full (the "Expiration Date"), each Pledgor, shall deliver, as Collateral, to the Collateral Agent, any and all additional shares of stock or partnership interests or any other property of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, with the sole exception of cash dividends, cash interest payments or distributions to partners, as the case may be. If any additional shares of capital stock, partnership interest, instruments, or other property, a security interest in which can only be perfected by possession by the Collateral Agent, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of any Pledgor, such Pledgor shall forthwith transfer and deliver such property to the Collateral Agent, as Collateral hereunder.

     Section  4.  Delivery  of  Share  Certificates;   Stock  Powers;  Financing
Statements.

     (a) Simultaneously with the delivery of this Pledge Agreement, each Pledgor is delivering to the Collateral Agent all instruments and stock certificates (and certificated partnership interests, if any) representing the Collateral, together with stock powers or other instruments of transfer duly executed in blank by such Pledgor. Each Pledgor shall promptly deliver to the Collateral Agent, or cause Borrowers or any other entity issuing the Collateral to deliver directly to the Collateral Agent, share certificates (and certificated partnership interests, if any) or other instruments representing any Collateral acquired or received after the date of this Pledge Agreement with a stock or bond power or other instrument of transfer duly executed by such Pledgor. If at any time either the Collateral Agent or Secore notifies any Pledgor that it requires additional stock powers or other instrument of transfer endorsed in blank, such Pledgor shall promptly execute in blank and deliver the requested power or other instruments of transfer to the requesting party.


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     (b) AMIOP,  Servico  Acquisition,  Palm Beach and any other Pledgor that is the owner of an uncertificated interest in a partnership that is a Company (a "Partnership Pledgor") shall have recorded and filed, at its expense, any financing statement, with respect to the Collateral to be pledged to the Collateral Agent on behalf of Secore, meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the pledge of the Collateral to the Collateral Agent on behalf of Secore, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Collateral Agent and Secore. From time to time thereafter, each Partnership Pledgor shall execute and file such financing statements and cause to be filed such continuation statements all in such manner and in such places as may be required by law to fully preserve, maintain and protect the interest of the Collateral Agent on behalf of Secore. Each Partnership Pledgor shall deliver (or cause to be delivered) to the Collateral Agent on behalf of Secore and to Secore, file stamped copies of, or filing receipts for any document filed in accordance with this Section 4(b), as soon as available following such filing. In the event the Partnership Pledgor fails to perform its obligations under this Section 4(b), Collateral Agent or Secore may do so at the expense of such Partnership Pledgor.

     (c) Collateral Agent or Secore, upon notice to the applicable Partnership Pledgor, is authorized to file financing statements signed only by Collateral Agent or Secore with respect to this Pledge Agreement in accordance with the Uniform Commercial Code or signed by Collateral Agent or Secore as attorney-in-fact for such Partnership Pledgor in each jurisdiction where such Partnership Pledgor's principal place of business or chief executive office is or may from time to time be located. Collateral Agent or Secore as applicable shall send such Partnership Pledgor copies of all financing statements covering the Collateral which are filed by Collateral Agent or Secore without such Partnership Pledgor's signature.

     (d) Upon the closing of SHG-S Sub, Inc.'s merger into Servico, Inc., Lodgian shall forthwith deliver to the Collateral Agent, a stock certificate or stock certificates representing all issued and outstanding shares of Servico, Inc. together with a stock power, duly executed in blank, as Pledged Shares.

     Section 5. Power of Attorney. Each Pledgor hereby constitutes and irrevocably appoints the Collateral Agent and Secore, or either one acting alone, with full power of substitution and revocation, as each Pledgor's true and lawful attorney-in-fact, with the power, after the occurrence and continuation of an "Event of Default" under and as defined in the Loan Agreement, to the full extent permitted by law, to affix to any certificates and documents representing the Collateral the stock or bond powers or other instruments of transfer delivered with respect thereto, and to transfer or cause the transfer of the Collateral, or any part thereof, on the books of the Borrowers or other entity issuing such Collateral, to the name of the Collateral Agent or Secore or any nominee, and thereafter to exercise with respect to such Collateral, all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect Secore's interest in the Collateral and shall not impose any duty upon the Collateral Agent or Secore to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Expiration Date.

     Section 6. Inducing Representations of the Pledgor. Each Pledgor represents and warrants to Secore that:

     (a)  The   Pledged   Shares  are  validly   issued,   fully  paid  for  and
nonassessable.

     (b) The Pledged Shares represent all of the issued and outstanding capital stock (or the percentage ownership of the partnerships) of the Companies.

     (c) The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to, the Pledged Shares listed on the schedules hereto corresponding to its name, free and clear of all pledges, liens, security interests and other encumbrances other than the security interest created by this Pledge Agreement, and the Pledgor has the unqualified right and authority to execute and perform this Pledge Agreement.

     (d) No options, warrants or other agreements with respect to the Collateral are outstanding.

     (e) Any consent, approval or authorization of or designation or filing with any authority (including, but not limited to, the consent, approval or authorization of the general partner of each partnership and any third parties) on the part of the Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected.

     (f) Neither the execution and delivery of this Pledge Agreement by the Pledgor, the consummation of the transaction contemplated hereby nor the satisfaction of the terms and conditions of this Pledge Agreement:

          (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of the Pledgor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Pledgor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Pledgor;

          (ii) except as set forth on Schedule J, conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by the Pledgor under, or a breach of or contravenes any provision of, the Loan Documents, any loan agreement, mortgage, indenture or other agreement or instrument to which the Pledgor or any of its subsidiaries is a party or by which it or any of their properties is or may be bound or affected; or

          (iii) results in or requires the creation of any Lien upon or in respect of any of the Pledgor's assets except the Lien created by this Pledge Agreement.

     (g) Upon the Pledgor's delivery of the Pledged Shares to the Collateral Agent (and the filing of the financing statements required by Section 4(b)), the Collateral Agent, on behalf of Secore, will have a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and against all Persons purporting to purchase any of the Collateral from the Pledgor.

     (h) It has a principal place of business and chief executive office in Fulton County, Georgia in care of Lodgian, Inc., at the office in Section 21(c).


     Section 7. Obligations of the Pledgors. Each Pledgor further represents, warrants and covenants to Secore that:

     (a) The Pledgor will not sell, transfer or convey any interest in, or suffer or permit any Lien or encumbrance to be created upon or with respect to, any of the Collateral (other than as created under this Pledge Agreement) during the term of this Pledge Agreement.

     (b) The Pledgor will, at its own expense, at any time and from time to time at the request of the Collateral Agent or Secore, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be proposed by the Collateral Agent or Secore to preserve, establish, demonstrate or enforce the Collateral Agent's rights, interests and remedies as created by, provided in, or emanating from this Pledge Agreement.

     (c) The Pledgor will not take any action which would cause the Companies to issue any other capital stock (or partnership interests), without the prior written consent of Secore. Any such issuance shall be subject to this Pledge Agreement.

     (d) The Pledgor will not consent to any amendment to the articles of incorporation or partnership agreement of any Company without the prior written consent of Secore.

     Section 8. Dividends. The Pledgor agrees that it shall not cause any Company to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock or partnership interest, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire shares of its capital stock or partnership interest, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by any Borrower under any Loan Document is then due and owing but unpaid.

     Section 9. Voting Proxy. Each Pledgor hereby grants to the Collateral Agent an irrevocable proxy to vote upon and after the occurrence and during the continuation of an Event of Default, the Pledged Shares and any other Collateral with respect to any and all matters which proxy shall continue until the Expiration Date. The Collateral Agent agrees that it shall not exercise such proxy until the occurrence of an Event of Default. The Pledgor represents and warrants that it has directed the Companies to reflect the Collateral Agent's right to vote the Collateral on each Company's books. Upon the request of the Collateral Agent, each Pledgor shall deliver to the Collateral Agent such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Pledged Shares and the other Collateral as the Collateral Agent may request.

     Section 10. Rights of the Collateral Agent and Secore. At any time and without notice, Secore may, upon providing the Collateral Agent with the full amount necessary to carry out such direction, direct the Collateral Agent to discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Collateral Agent and Secore (including attorneys' fees and disbursements) in connection therewith, shall, at the option of the Collateral Agent or Secore, as appropriate, be reimbursed by the Pledgors on demand, with interest thereon from the date paid at the Default Rate.

     Section 11. Remedies Upon Event of Default under the Loan Agreement.

     (a) Upon the occurrence of an "Event of Default" under and as defined in the Loan Agreement, Secore may, directly or through the Collateral Agent, without notice to any Pledgor,

          (i) cause the Collateral to be transferred to the Collateral Agent's name or Secore's name or in the name of nominees of either and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

          (ii) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold all such sums as part of the Collateral, or apply such sums to the payment of the Pledgor Obligations in such manner and order as Secore may decide, in its sole discretion; or

          (iii) enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith deposit or surrender control of the Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

     (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code, Secore shall have the right, and without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon any Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith, or direct the Collateral Agent to proceed forthwith, to collect, receive, appropriate and realize upon the Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Collateral or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of
Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Secore, in its sole and absolute discretion, deems appropriate without any liability for any loss due to a decrease in the market value of the Collateral during the period held. If any notification of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to the applicable Pledgor, postage prepaid, at least five (5) days before any such disposition at the address indicated in Section 21(b) hereof. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of Secore to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in any Pledgor, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by such Pledgor.

     (c) Secore, in its sole and absolute discretion, may elect to obtain or cause the Collateral Agent to obtain the advice of any independent nationally known investment banking firm, which is a member firm of the New York Stock Exchange, with respect to the method and manner of sale or other disposition of any of the Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition; costs and expenses of obtaining such advice shall be for the account of Secore. Secore, in its sole and absolute discretion, may elect to sell or cause the Collateral Agent to sell, the Collateral on any credit terms which it deems reasonable; the out-of-pocket costs and expenses of such sale shall be for the account of Secore. The sale of any of the Collateral on credit terms shall not relieve any Pledgor of its liability with respect to the Pledgor Obligations. All payments received by the Collateral Agent, if any, and Secore in respect of any sale of the Collateral shall be applied to the Pledgor Obligations as and when such payments are received.

     (d) Each Pledgor recognizes that it may not be feasible to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Each Pledgor agrees that private sales may be at prices and other terms less favorable to the seller than if the Collateral were sold at public sale, and that neither the Collateral Agent nor Secore has any obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act. Each Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, each Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same.

     (f) Upon any sale or other disposition, the Collateral Agent, acting at the direction of Secore, or Secore shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of. Each purchaser at any such sale or other disposition (including Secore) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of any Pledgor. Each Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted.

     (g) Neither the Collateral Agent nor Secore shall be obligated to make any sale or other disposition of the Collateral, unless the terms thereof shall be satisfactory to Secore. The Collateral Agent or Secore may, without notice or publication, adjourn any private or public sale, and, upon five (5) days' prior notice to the applicable Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or future delivery, the Collateral so sold may be retained by the Collateral Agent or Secore until the selling price is paid by the purchaser thereof, but neither the Collateral Agent nor Secore shall incur any liability in case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

     (h) All of the rights and remedies granted to the Collateral Agent and Secore, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Secore may deem expedient.

     Section 12. Limitation on Liability.

     (a) Neither the Collateral Agent nor Secore, nor any of their respective directors, officers or employees, shall be liable to any Pledgor for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent and Secore shall each be liable for its own gross negligence, bad faith or willful misconduct.

     (b) The Collateral Agent shall incur no liability to Secore except for the Collateral Agent's negligence or willful misconduct in carrying out its duties hereunder.

     (c) The Collateral Agent shall be protected and shall incur no liability to any party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document the Collateral Agent reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

     (d) The Collateral Agent may consult with qualified counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel, financial advisors or accountants.

     (e) The Collateral Agent shall not be under any obligation to exercise any of the rights, powers or duties vested in it by this Pledge Agreement unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which it might incur.

     Section 13. Performance of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Pledge Agreement, subject to the provisions of this Pledge Agreement or as directed by Secore in accordance with this Pledge Agreement.

     Section 14. Appointment of and Powers of Collateral Agent. Subject to the terms and conditions hereof, Secore appoints Lehman Brothers Holdings Inc. as its Collateral Agent and Lehman Brothers Holdings Inc. accepts such appointment and agrees to act as Collateral Agent on behalf of Secore to maintain custody and possession of the Collateral and to perform the other duties of the Collateral Agent in accordance with the provisions of this Pledge Agreement. The Collateral Agent shall, subject to the other terms and provisions of this Pledge Agreement, act upon and in compliance with Secore's written instructions delivered pursuant to this Pledge Agreement as promptly as possible following receipt of such written instructions. Receipt of written instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, unless this Pledge Agreement provides that the Collateral Agent is permitted to act only following receipt of such written instructions.

     Section 15. Successor Collateral Agent.

     (a) Merger. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     (b) Resignation. The Collateral Agent and any successor Collateral Agent may resign only (i) with the prior written consent of Secore (which consent will not be unreasonably withheld) or (ii) if the Collateral Agent is unable to perform its duties hereunder as a matter of law as evidenced by an opinion of counsel acceptable to Secore. Upon the occurrence of (i) or (ii) above, the Collateral Agent shall give notice of its resignation by registered or certified mail to the Pledgors (with a copy to Secore). Any resignation by the Collateral Agent shall take effect only upon the date which is the later of (x) the effective date of the appointment by Secore of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and (y) the date on which the Collateral is delivered to the successor Collateral Agent. Notwithstanding the preceding sentence, if by the contemplated date of resignation specified in the written notice of resignation delivered (as described above) no successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to subsection (d) below, the resigning Collateral Agent may petition a court of competent jurisdiction for the appointment of a successor.

     (c) Removal. The Collateral Agent may be removed by Secore at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the later to occur of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof and (ii) the date on which the Collateral is delivered to the successor Collateral Agent. In the event of any removal by Secore pursuant to this Section 15(c), the Pledgors shall pay the Collateral Agent its fees and expenses then due and owing in accordance with
Section 19 hereof.

     (d) Appointment of and Acceptance by Successor.

          (i) Secore shall have the sole right to appoint each successor Collateral Agent. Every successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to Secore and the Pledgors an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of Secore, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder.

          (ii) Every predecessor Collateral Agent shall assign, transfer and deliver all Collateral held by it as Collateral Agent hereunder to its successor as Collateral Agent.

          (iii) Should any instrument in writing from the Pledgors be reasonably required by a successor Collateral Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the successor Collateral Agent, be forthwith executed, acknowledged and delivered by the applicable Pledgors.

          (iv) The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protect and preserve the security interest granted hereunder.

     Section 16. Indemnification. The Pledgors shall indemnify the Collateral Agent, its directors, officers, employees and its agents for, and hold the Collateral Agent, its directors, officers, employees and its agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its directors, officers, employees or agents. The obligation of the Pledgors under this Section 16 shall survive the termination of this Pledge Agreement and the resignation or removal of the Collateral Agent.

     Section 17. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to Pledgors and to Secore as follows:

     (a) Due Organization. The Collateral Agent is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

     (b) Corporate Power. The Collateral Agent has all requisite right, power and authority to execute and deliver this Pledge Agreement and the Loan Documents to which it is a party and to perform all of its duties as Collateral Agent hereunder and thereunder.

     (c) Due Authorization. The execution and delivery by the Collateral Agent of this Pledge Agreement and the Loan Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Pledge Agreement and such Loan Documents.

     (d) Valid and Binding Agreements. The Collateral Agent has duly executed and delivered this Pledge Agreement and each Loan Document to which it is a party, and each of this Pledge Agreement and each such Loan Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 18. Termination. This Pledge Agreement shall continue in full force and effect until the Expiration Date. Subject to any sale or other disposition by the Collateral Agent or Secore of the Collateral or any part thereof pursuant to and in accordance with this Pledge Agreement, the Collateral shall be returned to the applicable Pledgors on the Expiration Date.

     Section 19. Compensation and Reimbursement. Each Pledgor agrees for the benefit of Secore and as part of the Pledgor Obligations (a) to pay (without duplication) to the Collateral Agent, from time to time, reasonable compensation for all services rendered by it hereunder; and (b) to reimburse (without duplication) the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral Agent in accordance with any provision of, or carrying out its duties and obligations under, this Pledge Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

     Section 20. Foreclosure Expenses of the Collateral Agent and Secore. All expenses (including reasonable fees and disbursements of counsel) incurred by the Collateral Agent or Secore in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting, this Pledge Agreement or the Collateral, or any other action taken by Secore hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the Pledgor Obligations shall be deemed a Pledgor Obligation for all purposes of this Pledge Agreement and the Collateral Agent (with the consent of Secore) and Secore may apply the Collateral to payment of or reimbursement of itself for such liability.

     Section 21. Notices. Any notice or other communication given hereunder shall be in writing and shall be sent by registered mail, postage prepaid, or personally delivered or telecopied to the recipient as follows:

     (a) To the Collateral Agent:

         Lehman Brothers Holdings Inc.
         3 World Financial Center
         200 Vesey Street
         New York, NY 10295
         Attention:    Larry Kravetz
         Confirmation: (212) 526-5838
         Telecopy No.: (212) 526-8679

     (b) To Secore:

         Secore Financial Corporation
         3 Bethesda Metro Center, Suite 700
         Bethesda, Md 20814
         Attention:     William Tanker
         Confirmation:  (301) 664-8414
         Telecopy No.:  (301) 664-8413

     (c) To the Pledgors:
         c/o Lodgian, Inc.
         3445 Peachtree Road, N.E.
         Two Live Oak Center, Suite 700
         Atlanta, Georgia 30326
         Attention:     Robert Cole
         Confirmation:  (404) 364-0088
         Telecopy No:   (404)365-3800

with a copy to:

         Stearns Weaver Miller Weissler

         Alhadeft & Sitterson P.A.
         Museum Tower, Suite 2200
         150 West Flagler Street
         Miami, Florida 33130
         Attention:    Robert I. Weissler
         Confirmation: (305) 789-3540
         Telecopy No:  (305) 789-3395

     Section 22. General Provisions.

     (a) The Collateral Agent on behalf of Secore and its successors and assigns shall have no obligation in respect of the Collateral, except to use reasonable care in holding the Collateral and to hold and dispose of the same in accordance with the terms of this Pledge Agreement.

     (b) The failure of the Collateral Agent or Secore to exercise, or delay in exercising, any right, power or remedy hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent or Secore of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

     (c) The representations, covenants and agreements of the Pledgors herein contained shall survive the date hereof.

     (d) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated orally. This Pledge Agreement may be amended only with the written consent of Secore, the Pledgors and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely effect the Collateral Agent). This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

     (e) This Pledge Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

     (f) Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Pledge Agreement or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Pledge Agreement and the Loan Documents to which it is a party, by among other things, this waiver.

     (g) This Pledge Agreement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of Georgia, without regard to its conflicts of law provisions.

     (h) Each Pledgor irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Pledge Agreement, the Loan Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Pledge Agreement or any of the Loan Documents or the subject matter hereof or thereof may not be litigated in or by such courts. Each Pledgor irrevocably appoints and designates Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A., whose address is at Museum Tower, Suite 2200, 150 West Flagler Street, Miami, Florida 33130, Attn: Robert
I. Weissler, Esq., as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each Pledgor agrees that service of such process upon such Person shall constitute personal service of such process upon it. Service of process may be made by any method set forth in the Loan Agreement. Nothing contained in this Pledge Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings related to any of the Loan Documents against any Pledgor or its respective property in the courts of any jurisdiction.

     (i) The Collateral Agent, by the execution hereof, acknowledges receipt of the Pledged Shares on behalf of Secore.

                               [signatures follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.

LEHMAN BROTHERS HOLDINGS INC.

                                              LODGIAN, INC.

By:                                           By:
   -----------------------------                 -------------------------------
Name:                                         Name:
     ---------------------------                   -----------------------------
Title:                                        Title:
      --------------------------                    ----------------------------


SECORE FINANCIAL CORPORATION
                                              SERVICO, INC.

By:                                           By:
   -----------------------------                    ----------------------------
Name:                                         Name:
     ---------------------------                   -----------------------------
Title:                                        Title:
      --------------------------                    ----------------------------

SERVICO OPERATIONS CORPORATION
                                              SHARON MOTEL ENTERPRISES, INC.


By:                                           By:
   -----------------------------                 -------------------------------
Name:                                         Name:
     ---------------------------                   -----------------------------
Title:                                        Title:
      --------------------------                    ----------------------------

KDS CORPORATION                               AMIOP ACQUISITION CORP.

By:                                           By:
   -----------------------------                 -------------------------------
Name:                                         Name:
     ---------------------------                   -----------------------------
Title:                                        Title:
      --------------------------                    ----------------------------


SERVICO ACQUISITION CORP.                     PALM BEACH MOTEL ENTERPRISES, INC.

By:                                           By:
   -----------------------------                 -------------------------------
Name:                                         Name:
     ---------------------------                   -----------------------------
Title:                                        Title:
     ---------------------------                   -----------------------------


                         SCHEDULE A TO PLEDGE AGREEMENT

                             PLEDGED SHARES -LODGIAN


Certificate No. 1, 1,000 shares of the Common Stock of SHG-S Sub, Inc. and upon conversion of SHG-S Sub, Inc. stock to the stock of Servico, Inc., all of the shares of Servico, Inc.

                         SCHEDULE B TO PLEDGE AGREEMENT

                             PLEDGED SHARES -SERVICO

Certificate No. 1, 1,000 shares of the Common Stock of Servico Acquisition Corporation.

Certificate No. 2, 100 shares of the Common Stock of AMIOP Acquisition Corp.

                         SCHEDULE C TO PLEDGE AGREEMENT

                       PLEDGED SHARES -SERVICO OPERATIONS


Certificate No. 3, 50 Shares of the Common Stock of Sheffield Motel Enterprises, Inc.

Certificate No. 2, 1,000 Shares of the Common Stock of Dothan Hospitality 3053, Inc.

Certificate No. 2, 1,000 Shares of the Common Stock of Dothan Hospitality 3071, Inc.

Certificate No. 2, 1,000 Shares of the Common Stock of Gadsden Hospitality, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico West Palm Beach, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Pensacola, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Pensacola 7200, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Pensacola 7330, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Ft. Pierce, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Rolling Meadows, Inc.

Certificate  No. 1, 1,000  Shares of the Common Stock of Servico  Cedar  Rapids,
Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Columbia, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Colesville, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Maryland, Inc.

Certificate No. 5, 1,000 Shares of the Common Stock of N.H. Motel Enterprises, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Roseville, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Albany Hotel, Inc. (f/k/a Albany Motel Enterprises, Inc.)

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Jamestown, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico New York, Inc.

Certificate  No. 1, 1,000  Shares of the Common Stock of Servico  Niagra  Falls,
Inc.

Certificate  No. 1, 1,000  Shares of the Common Stock of Servico  Grand  Island,
Inc.

Certificate No. 3, 100 Shares of the Common Stock of Fayetteville Motel Enterprises, Inc.

Certificate No. 6, 1,000 Shares of the Common Stock of Apico Inns of Green Tree, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Hilton Head, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Northwoods, Inc.

Certificate  No. 1, 1,000 Shares of the Common Stock of Servico  Market  Center,
Inc.

Certificate No. 2, 1,000 Shares of the Common Stock of Servico Houston, Inc.

Certificate No. 1, 1,000 Shares of the Common Stock of Servico Windsor, Inc.

Certificate  No. 2, 1,000 Shares of the Common Stock of Servico  Silver  Spring,
Inc.

Certificate No. 6, 60 Shares of the Common Stock of Palm Beach Motel Enterprises, Inc.

Certificate  No. 1, 1,000  Shares of the Common Stock of Servico  Winter  Haven,
Inc.

Certificate   No.  4,  200  Shares  of  the  Common  Stock  of  Brunswick  Motel
Enterprises, Inc.


                         SCHEDULE D TO PLEDGE AGREEMENT

                             PLEDGED SHARES -SHARON


Certificate No. 4, 1,000 shares of the Common Stock of Apico Hills, Inc.


Certificate No. 3, 1,000 shares of the Common Stock of Minneapolis Motel Enterprises, Inc.

                         SCHEDULE E TO PLEDGE AGREEMENT

                               PLEDGED SHARES -KDS


Certificate No. 2, 1,000 shares of the Common Stock of Servico Flagstaff, Inc.

Certificate No. 2, 1,000 shares of the Common Stock of Servico Metairie, Inc.


Certificate No. 2, 1,000 shares of the Common Stock of Servico Austin, Inc.

                         SCHEDULE F TO PLEDGE AGREEMENT

                              PLEDGED SHARES -AMIOP


100% of the general partnership interests in AMI Operating Partners L.P.

                         SCHEDULE G TO PLEDGE AGREEMENT

                       PLEDGED SHARES -SERVICO ACQUISITION


100% of the limited partnership interests in AMI Operating Partners L.P.

                         SCHEDULE H TO PLEDGE AGREEMENT

                           PLEDGED SHARES -PALM BEACH


100% of the general partnership interests in Servico Centre Associates, Ltd.

                         SCHEDULE I TO PLEDGE AGREEMENT

                                    BORROWERS

1.    Sheffield Motel Enterprises, Inc.
2.    Dothan Hospitality 3053, Inc.
3.    Dothan Hospitality 3071, Inc.
4.    Gadsden Hospitality, Inc.
5.    Servico Flagstaff, Inc.
6.    AMI Operating Partners, L.P.
7.    Servico Centre Associates, Ltd.
8.    Servico West Palm Beach, Inc.
9.    Servico Pensacola, Inc.
10.   Servico Pensacola 7200, Inc.
11.   Servico Pensacola 7330, Inc.
12.   Servico Ft. Pierce, Inc.
13.   Servico Winter Haven, Inc.
14.   Brunswick Motel Enterprises, Inc.
15.   Servico Rolling Meadows, Inc.
16.   Servico Cedar Rapids, Inc.

17.   Servico Metairie, Inc.
18.   Servico Columbia, Inc.
19.   Servico Colesville, Inc.
20.   Servico Maryland, Inc.
21.   N.H. Motel Enterprises, Inc.
22.   Minneapolis Motel Enterprises, Inc.
23.   Servico Roseville, Inc.
24.   Albany Hotel, Inc. (f/k/a Albany Motel Enterprises, Inc.)
25.   Servico Jamestown, Inc.
26.   Servico New York, Inc.
27.   Servico Niagra Falls, Inc.
28.   Servico Grand Island, Inc.
29.   Fayetteville Motel Enterprises, Inc.
30.   Apico Inns of Green Tree, Inc.
31.   Apico Hills, Inc.
32.   Servico Hilton Head, Inc.
33.   Servico Northwoods, Inc.
34.   Servico Austin, Inc.
35.   Servico Market Center, Inc.
36.   Servico Houston, Inc.
37.   Servico Windsor, Inc.
38.   Servico Silver Spring, Inc.

                         SCHEDULE J TO PLEDGE AGREEMENT

                    (Section 6(f)(ii) conflicting agreements)




LENDER                           HOTEL NAME                             BORROWING ENTITY                            DOCUMENTS
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.   Holiday Inn Summit County -Frisco      Servico Frisco, Inc., a Colorado     Mortgage Note,
                                                                        corporation                          Mortgage/Deed of Trust,
                                                                                                             Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.   Holiday Inn Melbourne                  Melbourne Hospitality Associates,    Mortgage Note,
                                                                        L.P., a Florida limited partnership  Mortgage/Deed of Trust,
                                                                                                             Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Holiday Inn Augusta                    1075 Hospitality, L.P., a Georgia    Mortgage Note,
                                                                        limited partnership                  Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.   Holiday Inn & Suites Fort Wayne        Fort Wayne Hospitality Associates    Mortgage Note,
                                                                        II, L.P., a Florida limited          Mortgage/Deed of Trust,
                                                                        partnership                          Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Hilton Sioux City                      Sioux City Hospitality, L.P., an     Mortgage Note,
                                                                        Iowa limited partnership             Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Best Western Council Bluffs            Servico Council Bluffs, Inc., an     Mortgage Note,
                                                                        Iowa corporation                     Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Four Points West Des Moines (Sheraton  Servico West Des Moines, Inc., an    Mortgage Note,
                                 West)                                  Iowa corporation                     Loan Agreement
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Holiday Inn Wichita Airport            Servico Wichita, Inc., a Kansas      Loan Agreement,
                                                                        corporation                          Mortgage Note
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Best Western Central Omaha             Servico Omaha Central, Inc., a       Loan Agreement,
                                                                        Nebraska corporation                 Mortgage Note
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.   Four Point Hotel -Omaha (Sheraton)     Servico Omaha, Inc., a Nebraska      Loan Agreement,
                                                                        corporation                          Mortgage Note
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.     Crowne Plaza Worcester               Worcester Hospitality Associates,    Loan Agreement,
                                                                        L.P., a Florida limited partnership  Mortgage/Deed of Trust,
                                                                                                             Mortgage Note
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Corp.     Holiday Inn Richfield                Brecksville Hospitality, L.P., an    Loan Agreement,
                                                                        Ohio limited partnership             Mortgage Note
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.     Holiday Inn Monroeville              Apico Inns of Pittsburgh, Inc., a    Loan Agreement,
                                                                        Pennsylvania corporation             Mortgage Note,
                                                                                                             Mortgage/Deed of Trust
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Holiday Inn McKnight                 Southfield Hotel Group II, L.P., a   Loan Agreement,
                                                                        Michigan limited                     Promissory Note,
                                                                        partnership/McKnight Motel, Inc.,    Mortgage
                                                                        a Pennsylvania corporation
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GMAC Commercial Mortgage Corp.     Holiday Inn Lansing                  Servico Lansing, Inc., a Michigan    Loan Agreement,
                                                                        corporation                          Mortgage Note
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Holiday Inn Select Phoenix Airport   East Washington Associates, L.P.,    Loan Agreement,
                                                                        an Arizona limited partnership       Promissory Note,
                                                                                                             Deed of Trust
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Holiday Inn Phoenix West             Servico Hotels I, Inc., a Florida    Loan Agreement,
                                                                        corporation                          Promissory Note,
                                                                                                             Deed of Trust
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Radisson Hotel Phoenix Airport       Servico Hotels II, Inc., a Florida   Loan Agreement,
                                                                        corporation                          Promissory Note,
                                                                                                             Deed of Trust
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Holiday Inn Palm Desert              Servico Hotels III, Inc., a Florida  Loan Agreement,
                                                                        corporation                          Promissory Note,
                                                                                                             Deed of Trust
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Hilton Fort Wayne                    Servico Fort Wayne, Inc., a Florida  Loan Agreement,
                                                                        corporation                          Promissory Note,
                                                                                                             Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.             Radisson Hotel New Orleans           New Orleans Airport Motel            Loan Agreement,
                                                                        Associates, L.P., a Florida limited  Promissory Note,
                                                                        partnership                          Mortgage
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


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Column Financial, Inc.                Clarion-Royce Pittsburgh      Moon Airport Motel, Inc., a           Loan Agreement,
                                                                    Pennsylvania corporation              Promissory Note,
                                                                                                          Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                Westin William Penn Hotel     Wilpen, Inc., a Pennsylvania          Loan Agreement,
                                                                    corporation                           Promissory Note,
                                                                                                          Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                Holiday Inn Meadowlands       Washington Motel Enterprises, Inc.,   Loan Agreement,
                                                                    a Pennsylvania corporation            Promissory Note,
                                                                                                          Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                Holiday Inn Hilton Head       Hilton Head Motel Enterprises, Inc.,  Loan Agreement,
                                                                    a South Carolina corporation          Promissory Note,
                                                                                                          Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Column Financial, Inc.                Holiday Inn Santa Fe          Servico Hotels IV, Inc., a Florida    Loan Agreement,
                                                                    corporation                           Promissory Note,
                                                                                                          Mortgage
------------------------------------------------------------------------------------------------------------------------------------
Crests\144A Private Placement with    N/A                           Lodgian, Inc., a Delaware             Indenture, Debenture
NationsBanc Montgomery Securities                                   corporation
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